Income and social contribution taxes (Details) - BRL (R$) R$ in Thousands	Jun. 30, 2020	Jun. 30, 2019
Noncurrent
Tax loss carryforwards (NOL)	R$ 63,066	R$ 54,555
Biological assets	1,389	6,275
Financial lease	13,886	3,443
Contingency, bonuses and fair value	4,794	9,374
Derivative financial instruments	4,720	2,185
Allowance for expected credit losses	890	488
Difference in cost of farms	170	170
Provision of other accounts payable and receivable	2,550	2,468
Subscription warrant	358
Total non-current assets	91,823	78,958
Noncurrent
Biological assets	27,735	11,546
Finance lease		58
Surplus on investment	1,733	1,733
Costs of transactions	570	526
Provision of residual value and useful life of PPE assets	981	1,880
Accelerated depreciation of assets for rural activity	44,606	42,705
Deferred taxes on surplus value of PPE and investment property – Acquisition of Agrifirma	26,947
Total	102,572	58,448
Deferred assets, net	23,282	20,510
Deferred liabilities, net	(34,031)
Net balance	R$ (10,749)	R$ 20,510